UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

USA Rare Earth, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41711	98-1720278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. Airport Road, Stillwater, OK 74075

(Address of Principal Executive Offices) (Zip Code)

(813) 867-6155

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	USAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously announced, USA Rare Earth, Inc. (“USAR,” “we,” “our,” and “us”) entered into a definitive Agreement and Plan of Merger, dated as of April 19, 2026, as amended by Amendment No. 1, dated July 16, 2026 (as so amended, the “Merger Agreement”), by and among (i) USAR, (ii) Middlebury Merger Sub Ltd., a business company limited by shares incorporated under the laws of the British Virgin Islands and an indirect, wholly owned subsidiary of USAR (“Merger Sub”), (iii) SVRE Holdings Ltd., a business company limited by shares incorporated under the laws of the British Virgin Islands (“SVRE”), and (iv) Serra Verde Rare Earths Ltd., a company incorporated and existing under the laws of the British Virgin Islands, solely in its capacity as the representative of SVRE’s shareholders (the “Shareholder Representative”). Pursuant to the terms and subject to the conditions contained therein, the Merger Agreement provides for the merger of SVRE with and into Merger Sub, with Merger Sub surviving such merger as an indirect, wholly owned subsidiary of USAR (the “Merger”). USAR is filing this Current Report on Form 8-K in part for the purpose of supplementing disclosures contained in USAR’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the definitive proxy statement filed on Schedule 14A on July 24, 2026 (the “Proxy Statement”).

Item 8.01 Other Events.

The Offtake Amendment and the Capitalization of the Counterparty

As previously disclosed, SV Management Switzerland AG (“SV Management Switzerland”), a subsidiary of SVRE, and a special purpose vehicle capitalized by the U.S. government and private capital sources (the “Counterparty”) entered into an Offtake Agreement, dated as of April 20, 2026 (as amended from time to time, the “Offtake Agreement”), for the long-term supply of rare earth materials produced by SVRE. Under Clause 2.2(b) of the Offtake Agreement, as in effect prior to the Offtake Amendment (as defined below), the Counterparty was required to receive specified financial support from the U.S. government, consisting of (i) an initial capital investment in the Counterparty of $500 million, (ii) a debt facility and/or an inventory monetization facility with a funding amount of $500 million to be made available to the Counterparty and (iii) one or more forward purchase contracts pursuant to which the U.S. government would acquire no less than $300 million of rare earth payable products from the Counterparty over the first five years following the Commercial Operations Date (as defined in the Offtake Agreement), together with the delivery to SV Management Switzerland of satisfactory evidence thereof.

On August 21, 2026, SV Management Switzerland and the Counterparty entered into an amendment to the Offtake Agreement (the “Offtake Amendment”) that modified the U.S. government financial support required to be provided to the Counterparty under Clause 2.2(b) of the Offtake Agreement to correspond to the financial support that the U.S. government confirms has been provided to the Counterparty. As disclosed in the Proxy Statement, the satisfaction (and non-waiver) of the condition precedent set forth in Clause 2.2(b) of the Offtake Agreement is one of the conditions to the obligations of USAR and Merger Sub to complete the Merger as set forth in Section 6.1(q) of the Merger Agreement (the “Offtake Condition”).

Pursuant to the Offtake Amendment, the U.S. government financial support required to be provided to the Counterparty under Clause 2.2(b) of the Offtake Agreement was revised to consist of (i) funding to the Counterparty of $750 million, to be invested in accordance with a profit participation agreement (with customary limited draw conditions for similar investments), (ii) entry into a commitment letter with a Tier-1 institutional bank for the provision to the Counterparty of a debt facility and/or an asset-backed debt facility (with customary limited draw conditions for similar credit facilities) with a funding amount of $500 million (the “Senior Debt Facility”), which is to be reduced to binding long-form agreements promptly following the Satisfaction Date (as defined below), and (iii) one or more forward purchase contracts pursuant to which the U.S. government will acquire no less than $300 million of rare earth payable products from the Counterparty over the first five years following the Satisfaction Date, together with the delivery to SV Management Switzerland of satisfactory evidence thereof. The “Satisfaction Date” is the date on which the conditions precedent set forth in Clause 2.2 of the Offtake Agreement have been satisfied or waived, upon which the obligations of SV Management Switzerland to sell and deliver, and of the Counterparty to purchase and take delivery of or pay for, rare earth products under the Offtake Agreement take effect.

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As of the date of this Current Report on Form 8-K, the U.S. government has provided funding to the Counterparty of $750 million, to be invested in accordance with a profit participation agreement. With respect to the Senior Debt Facility, the Counterparty has entered into a commitment letter with a Tier-1 institutional bank (together with the related term sheet and conditions annex, the “Commitment Letter”), pursuant to which such bank has committed, subject to certain conditions precedent, to provide the Counterparty a senior secured borrowing base revolving credit facility in an aggregate principal amount of up to $500 million to fund working capital for the Counterparty’s purchases of rare earth products from SV Management Switzerland. The Senior Debt Facility has not been documented, closed or funded, and will not be funded on or prior to the closing of the Merger. With respect to the forward purchase contracts, the U.S. government has entered into a contract with the Counterparty for the purchase of not less than $300 million of rare earth payable products from the Counterparty over the first five years following the Satisfaction Date. The Counterparty delivered to SV Management Switzerland a certificate as to the foregoing, and SV Management Switzerland has confirmed that the condition precedent set forth in Clause 2.2(b) of the Offtake Agreement has been satisfied and has not been waived. The Offtake Amendment does not amend the Merger Agreement, and the other components of the Offtake Condition, consisting of the condition precedent set forth in Clause 2.2(c) of the Offtake Agreement, the lapse of SV Management Switzerland’s right to terminate the Offtake Agreement under Clause 2.4 of the Offtake Agreement and the Offtake Agreement being in full force and effect as of the closing, remain in full force and effect.

On August 24, 2026, each of USAR and SVRE issued a press release announcing the matters described above. Copies of the press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Supplemental Disclosures to the Proxy Statement

In connection with the transactions contemplated by the Merger Agreement, on July 24, 2026, USAR filed the Proxy Statement with the SEC and first mailed the Proxy Statement to its stockholders on or about July 24, 2026. USAR will hold a special meeting of stockholders on August 28, 2026 to consider certain proposals related to the Merger as further described in the Proxy Statement (the “Special Meeting”). USAR is filing this Current Report on Form 8-K for the purpose of supplementing the disclosures contained in the Proxy Statement in connection with the Offtake Amendment and the capitalization of the Counterparty, and to provide the additional disclosures set forth below. The disclosures set forth below should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references below are to pages in the Proxy Statement, and terms used herein and not otherwise defined shall have the meanings set forth in the Proxy Statement.

The disclosure under the sections entitled “Summary—Conditions to the Completion of the Merger” beginning on page 11 and “Government Support and Financing” beginning on page 74 of the Proxy Statement is hereby supplemented by the description of the Offtake Amendment set forth above under “The Offtake Amendment and the Capitalization of the Counterparty.” As a result of the Offtake Amendment, the U.S. government financial support required to be received by the Counterparty under Clause 2.2(b) of the Offtake Agreement differs from the description contained in the Proxy Statement. The Offtake Amendment does not change the proposals to be voted on at the Special Meeting, the record date for the Special Meeting, the date or time of the Special Meeting or the merger consideration payable in the Merger, and proxies previously submitted by USAR stockholders remain valid.

The disclosure under the section entitled “Risk Factors” beginning on page 20 of the Proxy Statement is hereby supplemented by adding the following risk factors:

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The Senior Debt Facility to be made available to the Counterparty has not been documented, closed or funded and remains subject to numerous conditions, and the Merger may be completed even if such financing is never obtained.

As disclosed in the Proxy Statement, the Counterparty is a special purpose vehicle capitalized by the U.S. government and private capital sources, and if the U.S. government or private capital sources fail to provide adequate capitalization to the Counterparty, the Counterparty may lack the financial resources necessary to perform its purchase obligations under the Offtake Agreement. The Senior Debt Facility component of that capitalization has not been documented, closed or funded and will not be funded on or prior to the closing of the Merger, and, as a result of the Offtake Amendment, the requirement under Clause 2.2(b) of the Offtake Agreement with respect to that facility was revised such that it may be satisfied by entry into a commitment letter with a Tier-1 institutional bank, with the resulting facility to be reduced to binding long-form agreements promptly following the Satisfaction Date. The Counterparty has obtained the Commitment Letter, the committing bank’s commitment under which is subject to numerous conditions precedent, including the subscription by the applicable U.S. government entity for profit participation interests in the Counterparty in an aggregate principal amount of not less than $750 million, the proceeds of which are paid in cash and deposited into a collateral account, the negotiation, execution and delivery of definitive facility documentation satisfactory to the bank, the execution and delivery of material contracts, the receipt of all governmental and third-party approvals necessary for the financing and collateral perfection, the perfection of liens on the collateral, the accuracy of representations and warranties, and the absence of any default under the facility documentation or material contracts. Certain of these conditions afford the bank discretion to decline to fund. In addition, the commitment terminates at the earliest of (i) 11:59 p.m. (New York time) on December 31, 2026 and (ii) the suspension, termination or cancellation of the Offtake Agreement, in each case unless the closing of the Senior Debt Facility has occurred on or before such date, and the Counterparty may terminate the commitment at any time, with or without cause. Because the continued effectiveness of the Offtake Agreement is both a surviving condition to the Merger and one of only two events that automatically terminate the commitment, termination of the Offtake Agreement would simultaneously cause the loss of the Senior Debt Facility. There can be no assurance that the Senior Debt Facility will be documented, closed or funded, in whole or in part.

Because the requirement with respect to that facility under Clause 2.2(b) of the Offtake Agreement, as revised by the Offtake Amendment, may be satisfied by entry into a commitment letter rather than by a funded facility, USAR may be required to complete the Merger, and to issue the shares of Common Stock contemplated by the Merger Agreement, even if the Senior Debt Facility is never documented, closed or funded. If the Senior Debt Facility is not closed or funded, or if the Counterparty’s available cash and cash equivalents are otherwise insufficient, the Counterparty may be unable to perform its purchase and payment obligations under the Offtake Agreement, and as disclosed in the Proxy Statement, SVRE may be forced to seek alternative buyers for its rare earth products on less favorable terms, which could have a material adverse effect on the combined company’s business, financial condition, results of operations and prospects.

While SVRE is not currently required to comply with the rules of the SEC implementing the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), SVRE and its independent auditor have identified two matters with respect to SVRE’s 2025 and 2024 audited financial statements which would have represented material weaknesses in its internal control over financial reporting that would have required disclosure had it been subject to the requirements of the Sarbanes-Oxley Act at the relevant times.

In connection with the preparation of its financial statements for the years ended December 31, 2025 and 2024, SVRE and its independent auditor identified a number of deficiencies in the design and operating effectiveness of its internal control over financial reporting which constituted two material weaknesses. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of annual or interim financial statements will not be prevented or detected on a timely basis.

The material weakness in 2025 related to the failure to design and maintain formal accounting policies, procedures and controls over significant accounts and disclosures to achieve complete, accurate and timely financial accounting, reporting and disclosures, including segregation of duties and adequate controls related to the preparation and review of journal entries. The material weakness in 2024 related to the closing process in preparing SVRE’s financial statements. Among other things, the initial financial statements provided for audit in 2024 did not reflect all known accounting transactions within SVRE and its subsidiaries, requiring subsequent revisions to incorporate omitted transactions before audit procedures could commence on finalized balances.

In response to the identification of the material weaknesses, SVRE’s management has implemented improvements, and continues to implement additional improvements, in SVRE’s internal controls and financial statement review.

If SVRE or its independent auditor, or following the closing of the Merger, the combined company or its independent registered public accounting firm, identifies additional material weaknesses in the future, fails to fully remedy the identified material weaknesses or otherwise fails to maintain an effective system of internal controls, the combined company may incur significant costs, expenses and management time in remediating such weaknesses or improving internal controls, which may adversely affect investor confidence in the combined company, the combined company’s stock price and the combined company’s ability to access the capital markets.

Litigation Related to the Merger

Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, two lawsuits have been filed (each, a “Lawsuit” and, collectively, the “Lawsuits”) against the board of directors of USAR. The first Lawsuit, captioned Walsh v. US Rare Earth, Inc. et al. (No. 654614/2026), was filed in New York Supreme Court, New York County on August 6, 2026. The second Lawsuit, Floyd v. US Rare Earth, Inc. et al. (No. 654641/2026), was filed in New York Supreme Court, New York County on August 7, 2026. As of the date of this Current Report on Form 8-K, no defendant has been served with either Lawsuit, and no defendant has any legal obligation to respond. In addition, USAR has received letters from counsel representing purported stockholders of USAR (the “Letters” and, together with the Lawsuits, the “Matters”). The Matters each contend that, among other things, the Proxy Statement did not fully disclose certain information for stockholders to consider in evaluating the Merger.

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USAR believes that the issues asserted in the Matters are without merit and the Proxy Statement fully and completely discloses all required material terms. USAR specifically denies all allegations in the Matters and is not making any supplemental or additional disclosure in the Proxy Statement in response to the Matters.

Cautionary Note Regarding Forward-Looking Statements

This report, including the exhibits filed herewith, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include those relating to the Offtake Amendment, the proposed acquisition of SVRE, the satisfaction of the remaining conditions to the completion of the Merger, the capitalization of the Counterparty and the U.S. government financial support therefor, the documentation, closing and funding of the Senior Debt Facility and the continued effectiveness of the Offtake Agreement. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “growth,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “propose,” “should,” “target,” “vision,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks and uncertainties and potentially inaccurate assumptions that could cause actual results to differ materially from our expectations, including without limitation: risks that the Merger may not be consummated on its anticipated timeline or at all, including as a result of the failure to obtain the USAR stockholder approval or to satisfy the other conditions to closing; risks that the proposed transaction with Carester SAS may not be consummated on its anticipated timeline or at all; risks that the Senior Debt Facility is not documented, closed or funded, in whole or in part, and that the Counterparty is otherwise inadequately capitalized and unable to perform its obligations under the Offtake Agreement; risks that the forward purchase contracts between the U.S. government and the Counterparty may not result in purchases at the levels or on the timeline currently anticipated; risks that the U.S. government financial support described herein may be reduced, delayed or withdrawn as a result of changes in government policy, budgetary constraints or political developments; risks that the remaining conditions precedent under the Offtake Agreement are not satisfied or waived by the applicable long-stop date, or that the Offtake Agreement is terminated or ceases to be in full force and effect; risks that, because the requirement with respect to the Senior Debt Facility under the Offtake Agreement, as revised by the Offtake Amendment, may be satisfied by entry into a commitment letter rather than by a funded facility, USAR and Merger Sub become obligated to complete the Merger notwithstanding the absence of funded debt financing at the Counterparty; risks that we may not realize the anticipated benefits of the Merger or our proposed and prior acquisitions, including expected synergies, financial performance, estimated earnings before interest, taxes, depreciation and amortization and, in the case of SVRE, integration of operations, on the anticipated timeline or at all; political, economic, regulatory, tax, currency and other risks associated with SVRE’s operations in Brazil and Switzerland following the consummation of the SVRE acquisition; the assumption of substantial indebtedness under SVRE’s Retained Finance Agreement, which contains restrictive covenants and other requirements that could adversely affect the combined company’s financial flexibility and operations; the risk that the planned CEO transition is contingent on the timely closing of the SVRE acquisition and that any delay or failure of this acquisition to close could result in leadership uncertainty and may require the board of directors of USAR to identify an alternative CEO successor; the ability of our Stillwater magnet manufacturing facility to generate revenue and the ability of our planned Blacksburg facility to commence commercial operations on the timing and with the production capacity anticipated or at all; our limited operating history; our ability to commercially extract minerals from the Round Top deposit on our anticipated timeline or at all; risks that we may experience delays, unforeseen expenses, increased capital costs, and other complications while developing our projects; our ability to raise necessary capital on acceptable terms or at all; potential dilution to existing stockholders and adverse effect on our stock price if we issue additional common stock or equity-linked securities; the volatility of our stock price; the availability of rare earth oxide, metal feedstock and other materials, utilities (including power and water) and equipment in quantities and prices that allow us to develop and commercially operate our Stillwater facility and other facilities; our ability to meet individual customer specifications and produce a consistently high quality product; fluctuations in demand for and prices of neo magnets and our other products, including without limitation as a result of dumping, predatory pricing and other tactics by our competitors or state actors or the overall competitive environment; our ability to achieve positive cash flow or profitability or the ability to access cash flow within our corporate structure due to restrictions contained in our financing agreements; our ability to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our neo magnets and other products into definitive orders; our dependence, in part, on the growth of existing and emerging uses for neo magnets; the risk that additional manufacturing, refining and mining competitors could result in a reduction in revenue; geopolitical developments or disruptions, such as changes in the political environment, export/import or environmental policy of the People’s Republic of China, the United States or other countries in which we operate or sell products or otherwise; our designation on an export control list by China which has had and is expected to continue to have an adverse impact on our ability to source key raw materials and supplies from China; war, terrorism, natural disasters or public health emergencies; our ability to retain or recruit key personnel; environmental, health and safety regulations; the receipt of funding from the U.S. Department of Commerce is subject to the achievement of milestones which may not be achieved on the expected timeline or at all; our ability to comply with requirements for federal, state and local government incentives and financing; and the other risks described in the Proxy Statement under “Risk Factors.”

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Additional risks and detailed information regarding factors that may cause actual results to differ materially has been and will be included in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026. Any forward-looking statements speak only as of the date of this report (or such other date as is specified in such statements), and USAR undertakes no obligation to update any forward-looking statements as a result of new information or future events or developments, except to the extent required by law.

Additional Information and Where to Find It

In connection with the Merger, USAR filed the Proxy Statement with the SEC and first mailed the Proxy Statement to its stockholders on or about July 24, 2026, in connection with USAR’s solicitation of proxies for the vote by USAR’s stockholders with respect to the issuance of USAR common stock as merger consideration and the other matters described in the Proxy Statement. SVRE’s shareholders approved the merger by written consent, which was delivered concurrently with the signing of the Merger Agreement, and will not receive a proxy statement or prospectus. USAR also plans to file with or furnish to the SEC other relevant documents regarding the Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about USAR and the Merger through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by USAR will be available free of charge on USAR’s website at investors.usare.com or by contacting USAR’s Investor Relations department by email at IR@usare.com. The information included on, or accessible through, USAR’s website is not incorporated by reference into this communication.

Participants in the Solicitation

USAR and certain of its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information about the directors and executive officers of USAR, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Proxy Statement. Any changes in the holdings of USAR’s securities by USAR’s directors or executive officers from the amounts described in the Proxy Statement will be reflected in Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval on the Merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated August 24, 2026, issued by USA Rare Earth, Inc.
99.2	Press Release, dated August 24, 2026, issued by Serra Verde
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA Rare Earth, Inc.

Date: August 24, 2026	By:	/s/ Valerie Ford Jacob
Valerie Ford Jacob
Chief Legal Officer

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